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Exhibit 99.5


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements Nos. 33-32878, 33-84202, 33-38736, 333-19913 and 33-69514 of Quality Food Centers, Inc.
on Form S-8 and Registration Statement No. 333-18567 of Quality Food Centers, Inc. on Form S-3 of our report dated February 10, 1997, (February 14, 1997 as to Notes 1, 3, 9 and 10) relating to the financial statements of Keith Uddenberg, Inc. appearing in the Current Report on Form 8-K/A of Quality Food Centers, Inc., dated February 18, 1997, and to the reference to us under the heading "Experts" in the Prospectus Supplement, which is part of Registration Statement No. 333-18567 on Form S-3.



/s/ DELOITTE & TOUCHE LLP

Seattle, Washington
February 18, 1997